UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K

              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest reported event): October 16, 2014

                             EMPIRE GLOBAL CORP.
            (Exact name of registrant as specified in its charter)

   DELAWARE                       0 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


            671 Westburne Dr, Concord, Ontario L4K 4Z1, Canada
                  (Address of principal executive offices)

                              (647) 229-0136
                      (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
















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Item 1.01 Entry into a Material Definitive Agreement.

On October 16, 2014, Empire Global Corp. (the "Company") closed a subscription agreement (the "Subscription Agreement") with an accredited non-US investor. Pursuant to the Subscription Agreement, the Company agreed to sell to the investor a total of 2,699,000 shares of Common Stock (the "Shares") in a private placement (the "Private Placement"). The price to the investor in the Private Placement was US$1.00 per common share for gross proceeds to the Company of CDN$3,000,000 (THREE MILLION CANADIAN DOLLARS) or US$2,669,000 after giving effect for the foreign exchange from the Canadian to the US dollar. Following the consummation of the Private Placement, the investor will hold approximately 11% of the Company's outstanding common stock.

The Company will use the proceeds to advance our online gaming business and for working capital purposes.

The Private Placement was conducted outside the United States pursuant to Regulation S under the Securities Act of 1933, as amended.

The foregoing description of the Subscription Agreement is qualified in its entirety by reference to the full text of the Subscription Agreement attached hereto as Exhibit 10.1. Readers should review the form of Subscription Agreement for a complete understanding of the terms and conditions associated with the Private Placement. A copy of the Company's press release announcing the Private Placement is filed herewith as Exhibit 99.1.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.       Description

10.1              Form of Subscription Agreement
99.1              Press Release dated October 16, 2014

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  October 16, 2014.	              EMPIRE GLOBAL CORP.

                                              Per: /s/ Michele Ciavarella, B.Sc.
                                              ----------------------------------
                                              Michele Ciavarella
                                              Chairman of the Board
                                              Chief Executive Officer

EXHIBIT INDEX

Exhibit Number    Description
---------------   -------------------------------------------------------------
10.1              Form of Subscription Agreement

99.1 Press Release dated October 16, 2014 captioned "Empire Global Corp. Closes CDN$3.0 Million Private Placement Financing to Advance Global Online Gaming Business."